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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 25, 1999



                        MARCUM NATURAL GAS SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



DELAWARE                               0-19793                  84-11698358
----------------------------    ------------------------      ----------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)



                1675 BROADWAY, SUITE 2150, DENVER, COLORADO      80202
                ------------------------------------------------------
               (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS.

         On March 16, 1999, Marcum Natural Gas Services, Inc. (the "Registrant") received a letter from Kenneth B. Funsten, President & Portfolio Manager of Funsten Asset Management Company, the general partner of Famco Value Income Partners, L.P., submitting to the Company a stockholder proposal requesting the Board of Directors to refrain from adopting any future stockholder rights plan or similar provision without prior stockholder approval, and to redeem or terminate the Company's existing Rights Plan. On March 25, 1999, the Registrant sent correspondence to Mr. Funsten responding to the issues raised in his letter, informing him that the stockholder proposal was received after the deadline for inclusion of stockholder proposals in the Registrant's 1999 proxy materials established by Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and informing Mr. Funsten that if he properly brings the proposal before this year's Annual Meeting of Stockholders, then the persons named as proxy holders will vote against the proposal. A copy of the correspondence sent by the Registrant to Mr. Funsten is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  99.1 Correspondence, dated March 25, 1999, by W. Phillip Marcum, President, Marcum Natural Gas Services, Inc. to Kenneth B. Funsten, President & Portfolio Manager, Funsten Asset Management Company, general partner of Famco Value Income Partners, L.P.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MARCUM NATURAL GAS SERVICES, INC.



                                        By: /s/ W. Phillip Marcum
                                           -------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated:  April 14, 1999


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                        MARCUM NATURAL GAS SERVICES, INC.
                                    FORM 8-K

                              DATED MARCH 25, 1999

                                  EXHIBIT INDEX
                                  -------------


              EXHIBIT NO.                DESCRIPTION
              -----------                -----------

                  99.1              Correspondence, dated March 25, 1999, by W.
                                    Phillip Marcum, President, Marcum Natural
                                    Gas Services, Inc. to Kenneth B. Funsten,
                                    President & Portfolio Manager, Funsten Asset
                                    Management Company, general partner of FamCo
                                    Value Income Partners, L.P.